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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 28, 1999



                                 THE KROGER CO.
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             (Exact name of registrant as specified in its charter)


      An Ohio Corporation             No. 1-303                31-0345740
 ----------------------------      ----------------          -------------
 (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)                 Number)


                     1014 Vine Street Cincinnati, OH 45201
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                    (Address of principal executive offices)

                 Registrant's telephone number: (513) 762-4000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial statements of Fred Meyer, Inc., are incorporated by reference to Item 8 of Fred Meyer, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 30, 1999.

         (b) Attached as Exhibit 99.1 hereto are audited supplemental consolidated financial statements for the last three fiscal years.

         (c)      Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of October 18, 1998, by and among The Kroger Co., Jobsite Holdings, Inc., and Fred Meyer, Inc. incorporated by reference to Exhibit 99.1 to Kroger's Current Report on Form 8-K dated October 20, 1998.

                  23.1     Consent of PricewaterhouseCoopers LLP.

                  23.2     Consent of Deloitte and Touche LLP.

                  27       Financial Data Schedule.

                  99.1 Audited consolidated supplemental financials and Management's Discussion and Analysis.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       THE KROGER CO.



May 28, 1999                           By: (Paul Heldman)
                                          ------------------------------------
                                           Paul Heldman
                                             Senior Vice President, Secretary
                                             and General Counsel






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                                  EXHIBIT INDEX



Exhibit No.                         Exhibit
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* 2.1          Agreement and Plan of Merger, dated as of October 18, 1998, by and among The Kroger Co., Jobsite Holdings, Inc., and
               Fred Meyer, Inc. incorporated by reference to Exhibit 99.1 to Kroger's Current Report on Form 8-K dated October 20, 1998.

*23.1          Consent of PricewaterhouseCoopers LLP.

*23.2          Consent of Deloitte and Touche LLP.

 27            Financial Data Schedule.

*99.1 Audited supplemental consolidated financials and Management's Discussion and Analysis.

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*Previously filed.